                                                                  EXHIBIT 23.1A

             INDEPENDENT AUDITORS' CONSENT AND REPORT ON SCHEDULES

To the Board of Directors of
 American Tower Systems
 Corporation

  We consent to the use in this Amendment No. 1 to Registration Statement No. 333-50111 of American Tower Systems Corporation, a wholly owned subsidiary of American Radio Systems Corporation, on Form S-1 of our report on the consolidated financial statements of American Tower Systems Corporation dated March 6, 1998 (March 27, 1998 as to the sixth paragraph of Note 1 and the second paragraph of Note 4), appearing in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

  We consent to the use in this Amendment No. 1 to Registration Statement No. 333-50111 of American Tower Systems Corporation on Form S-1 of our report on the consolidated financial statements and related financial statement schedule of American Radio Systems Corporation dated March 6, 1998 (March 27, 1998 as to Note 3), appearing in Appendix A to the Prospectus, which is a part of this Registration Statement.

  Our audits of the consolidated financial statements referred to in our aforementioned report also included the financial statement schedules of American Tower Systems Corporation, listed in Item 16. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                          /s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Boston, Massachusetts

May 5, 1998

                                                                  EXHIBIT 23.1B

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Amendment No. 1 to Registration Statement No. 333-50111 of American Tower Systems Corporation on Form S-1 of our report on the financial statements of Diablo Communications, Inc. dated November 4, 1997, appearing in the Prospectus, which is part of this Registration Statement.

  We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          /s/ Deloitte & Touche LLP

Deloitte & Touche LLP
San Francisco, California

May 5, 1998

                                                                  EXHIBIT 23.1C

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Amendment No. 1 to Registration Statement No. 333-50111 of American Tower Systems Corporation on Form S-1 of our report on the combined financial statements of Meridian Communications dated October 31, 1997, appearing in the Prospectus, which is part of this Registration Statement

  We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          /s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Long Beach, California

May 5, 1998

                                                                  EXHIBIT 23.1D

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Amendment No. 1 to Registration Statement No. 333-50111 of American Tower Systems Corporation on Form S-1 of our report on the financial statements of Gearon & Co., Inc. dated February 27, 1998, appearing in the Prospectus, which is part of this Registration Statement.

  We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          /s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Atlanta, Georgia

May 5, 1998

                                                                  EXHIBIT 23.1E

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Amendment No. 1 to Registration Statement No. 333-50111 of American Tower Systems Corporation on Form S-1 of our report on the financial statements of OPM-USA-INC. dated March 2, 1998, appearing in the Prospectus, which is part of this Registration Statement.

  We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          /s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Boston, Massachusetts

May 5, 1998